CAPITAL RISK MANAGEMENT (Tables)	12 Months Ended
Mar. 31, 2026
Capital Risk Management [Abstract]
Disclosure of detailed information about capital risk management
The level of debt versus equity in the capital structure is monitored, and the ratios are as follows:

		2026	2025
Total long-term debt (Note 20)		$3,234.2	$3,470.4
Less: cash and cash equivalents		(552.4)	(293.7)
Net debt		$2,681.8	$3,176.7
Equity		5,388.1	4,976.0
Total net debt plus equity		$8,069.9	$8,152.7
Net debt-to-capital	%	33.2%	39.0